Exhibit 10.1
FIRST AMENDMENT TO THE
MCEWEN RESTRICTED STOCK AWARD AGREEMENTS
     This Amendment to the McEwen Restricted Stock Award Agreements (this “Amendment”), dated as of August 5, 2011 is by and between Archipelago Learning, Inc., a Delaware corporation (the “Company”) and Tim McEwen (the “Participant”).
     WHEREAS the parties hereto are also the parties to the three Restricted Stock Award Agreements by and between the Company and Tim McEwen dated as of November 19, 2009 and attached hereto as EXHIBIT A (collectively, the “Restricted Stock Agreements”); and
     WHEREAS the parties desire to amend the Restricted Stock Agreements as follows;
     NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.	Amendment of the Restricted Stock Agreements. Effective upon the date hereof, the parties hereby agree that each of the Restricted Stock Agreements is amended as follows:
a.	In Section III(a) of the Restricted Stock Agreements, the words “Subject to the Participant’s continued employment or service, as the case may be,” shall be deleted from the first sentence and replaced with “Subject to Section III(b),”.

b.	Section III(b) of the Restricted Stock Agreements shall be deleted and amended and restated in its entirety with the following:

“If the Participant’s employment is terminated by the Company for Cause, the Restricted Shares, to the extent not then vested, shall be forfeited by the Participant without consideration. If the Participant’s employment is terminated for any reason other than a termination by the Company for Cause: (i) prior to September 1, 2011, then the Restricted Shares, to the extent not yet vested, shall be forfeited by the Participant without consideration on the one (1) year anniversary of the date of termination; (ii) prior to September 1, 2012, then: (x) 50% of the Restricted Shares not yet vested shall be forfeited by the Participant without consideration on the one (1) year anniversary of the date of termination; and (y) the Participant shall continue to hold the remaining 50% of the unvested Restricted Shares, with such shares continuing to be subject to the vesting schedule set forth in Section III(a) above, and Participant’s rights and privileges with respect to such Restricted Shares shall not be effected by any termination of Participant’s employment; or (iii) on or after September

1, 2012, then the Participant shall continue to hold 100% of the unvested Restricted Shares, with such shares continuing to be subject to the vesting schedule set forth in Section III(a) above, and Participant’s rights and privileges with respect to such Restricted Shares shall not be effected by any termination of Participant’s employment, as the case may be. All Restricted Shares, to the extent not then vested, shall expire on the ten (10) year anniversary of the Grant Date.
2.	General. The Restricted Stock Agreements, as amended hereby (the “Amended Restricted Stock Agreements”), are confirmed as being in full force and effect. This Amendment and the Amended Restricted Stock Agreements constitute the entire understanding of the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior and current understandings and agreements of the parties hereto, whether written or oral. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and shall be binding upon the party or parties who executed the same, but all of such counterparts shall constitute the same Amendment. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict of laws rule or principle that might refer the governance or the construction of this Amendment to the laws of another jurisdiction.
[Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

COMPANY: Archipelago Learning, Inc.
By:	/s/ Mark S. Dubrow
	Name:	Mark Dubrow
	Title:	Chief Financial Officer

PARTICIPANT:
/s/ Tim McEwen
Tim McEwen

[McEwen Restricted Stock Agreements Amendment Signature Page 1 of 1]

EXHIBIT A
RESTRICTED STOCK AGREEMENTS
[McEwen Restricted Stock Agreements Amendment Signature Page 1 of 1]

Archipelago Learning, Inc.
2009 Omnibus Incentive Plan
RESTRICTED STOCK AWARD AGREEMENT
THIS RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) is made effective as of November 19, 2009 (the “Grant Date”) by and between Archipelago Learning, Inc., a Delaware corporation (with any successor, the “Company”), and Tim McEwen (the “Participant”).
RECITALS:
WHEREAS, the Company has adopted the Archipelago Learning, Inc. 2009 Omnibus Incentive Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan;
WHEREAS, the Company and the Participant are parties to that certain Contribution Agreement by and among the Company, the Participant and the other parties thereto dated as of the Grant Date (the “Contribution Agreement”) whereby the Participant agreed to contribute its shares of Archipelago Learning Holdings, LLC to the Company in exchange for, among other things, the Restricted Shares (defined below); and
WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the restricted stock provided for herein to the Participant pursuant to the Plan and the terms set forth herein.
NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:
     I. Restricted Stock Award. Subject to the terms and conditions of the Plan and this Agreement and pursuant to the Contribution Agreement, the Company hereby grants to the Participant the number of Shares set forth on Schedule I (the “Restricted Shares”), which shall vest and become nonforfeitable in accordance with Section III hereof.
     II. Certificates. Certificates representing the Restricted Shares shall be issued by the Company and shall be registered in the name of the Participant on the stock transfer books of the Company promptly following execution of this Agreement by the Participant, but shall remain in the physical custody of the Company or its designee at all times prior to the vesting of such Restricted Shares pursuant to Section III. As a condition to the receipt of this Agreement, the Participant shall deliver to the Company a Stock Power in the form attached hereto as Exhibit A, duly endorsed in blank, relating to the Restricted Shares. Each certificate of the Restricted Stock shall bear the following legend:
“The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Archipelago Learning, Inc. 2009 Omnibus Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and Archipelago Learning, Inc. Copies of such Plan and Agreement are on file in the executive offices of Archipelago Learning, Inc.”

As soon as administratively practicable following vesting (as described in Section III), and upon the satisfaction of all other applicable conditions, including, but not limited to, the payment by the Participant of all applicable withholding taxes, the Company shall deliver or cause to be delivered to the Participant a certificate or certificates for the applicable shares of Restricted Stock which shall not bear the legend.
     III. Vesting.
          (a) Vesting Schedule. Subject to the Participant’s continued employment or service, as the case may be, the Restricted Shares shall vest on the first date on which any of the Restricted Shares may be sold or otherwise disposed of by the Participant without restrictions, whether imposed by this Agreement, any other agreement, applicable law or written Company policy or rule (e.g. trading windows, blackout periods, etc.) or otherwise, after the date which is the earlier of (i) the date on which Providence Equity Investors V, L.P. and Providence Equity Investors V-A, L.P. (collectively, the “Providence Investors”) have collectively received an aggregate of at least $121,490,664 in cash (together with fees and expenses paid in connection with any transaction in which such cash is received) (whether by dividends or sale proceeds) and/or property (at the fair market value of the property received on date of receipt as determined by the Committee), in respect of the Shares owned by them as of the date hereof and (ii) the ten (10) year anniversary of the Grant Date, if, in the case of this clause (ii), the sum of (x) the aggregate amount the Providence Investors have collectively received as of the ten (10) year anniversary of the Grant Date in cash (together with fees and expenses paid in connection with any transaction in which such cash is received) (whether by dividends or sale proceeds) and/or property (at the fair market value of the property received on date of receipt as determined by the Committee), in respect of the Shares owned by them as of the date hereof plus (y) the amount the Providence Investors would receive if the Providence Investors were to sell or otherwise dispose of the Shares owned by them on the ten (10) year anniversary of the Grant Date at the average closing trading price of a Share over the twenty (20) trading day period prior to the ten (10) year anniversary of the Grant Date exceeds $121,490,664.
          (b) Forfeiture. If the Participant’s employment or service, as the case may be, is terminated for any reason other than a termination by the Company without Cause, the Restricted Shares, to the extent not then vested, shall be forfeited by the Participant without consideration. If the Participant’s employment or service, as the case may be, is terminated by the Company without Cause, the Restricted Shares, to the extent not then vested, shall be forfeited by the Participant without consideration on the one (1) year anniversary of the date of termination. The Restricted Shares, to the extent not then vested, shall expire upon the ten (10) year anniversary of the Grant Date.
     IV. Rights as a Stockholder. The Participant (A) hereby irrevocably appoints the Company or its designee as his agent and attorney-in-fact (with full power of substitution), (B) grants to the designee of the Company a proxy to vote the Restricted Shares held by such Participant during the period between the Grant Date and the date the Restricted Shares vest (the “Restricted Period”), and (C) authorizes the designee of the Company to transfer such shares as provided in this Agreement, until such time as all restrictions imposed on such shares pursuant to the Plan and this Agreement have expired or have been terminated, if earlier.
     V. No Right to Continued Service. The granting of the Restricted Shares evidenced hereby and this Agreement shall impose no obligation on the Company or any Affiliate to continue the employment or service of the Participant and shall not lessen or affect any right that the Company or any Affiliate may have to terminate the employment or service of such Participant.
     VI. Securities Laws/Legend on Certificates. The issuance and delivery of Restricted Shares shall comply with all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. If the Company deems it necessary to ensure that the issuance of securities under the Plan is not required to be registered under any applicable securities laws, each Participant to whom such security would be issued shall deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company which satisfies such requirements. The certificates representing the Restricted Shares shall be subject to such stop transfer orders and other restrictions as the Committee may deem reasonably advisable, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
     VII. Transferability. The Restricted Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Restricted Shares to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.
     VIII. Adjustment of Restricted Shares. Adjustments to the Restricted Shares shall be made in accordance with the terms of the Plan.
     IX. Withholding. The Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under the Award or otherwise, or require the Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Agreement. With respect to required withholding, the Participant may elect (subject to the Company’s automatic withholding right set out above), subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.
     X. Notices. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or within three (3) days of deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company, Attention: General Counsel, at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.
     XI. Entire Agreement. This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.
     XII. Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.
     XIII. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Participant, the Participant’s assigns and the legal representatives, heirs and legatees of the Participant’s estate, whether or not any such person shall have become a party to this Agreement and agreed in writing to be joined herein and be bound by the terms hereof.
     XIV. Choice of Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.
          2. SUBJECT TO THE TERMS OF THIS AGREEMENT, THE PARTIES AGREE THAT ANY AND ALL ACTIONS ARISING UNDER OR IN RESPECT OF THIS AGREEMENT SHALL BE LITIGATED IN THE FEDERAL OR STATE COURTS IN DELAWARE. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS FOR ITSELF, HIMSELF OR HERSELF AND IN RESPECT OF ITS, HIS OR HER PROPERTY WITH RESPECT TO SUCH ACTION. EACH PARTY AGREES THAT VENUE WOULD BE PROPER IN ANY OF SUCH COURTS, AND HEREBY WAIVES ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION.
EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.
     XV. Restricted Shares Subject to Plan. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Restricted Shares are subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. The Participant has had the opportunity to retain counsel, and has read carefully, and understands, the provisions of the Plan and this Agreement.
     XVI. Section 83(b) Election. In the event the Participant determines to make an election with the Internal Revenue Service (the “IRS”) under Section 83(b) of the Code and the regulations promulgated thereunder (the “83(b) Election”), the Participant shall provide a copy of such form to the Company promptly following its filing, which is required under current law to be filed with the IRS no later than 30 days after the Grant Date of the Restricted Shares. The form for making an 83(b) Election is attached hereto as Exhibit B. The Participant is advised to consult with his or her own tax advisors regarding the purchase and holding of the Restricted Shares, and the Company shall bear no liability for any consequence of the Participant making an 83(b) Election or failing to make an 83(b) Election.

     XVII. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
     XVIII. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
          (a) Applicability. This Section XIX will survive the termination of this Agreement and the Participant’s employment with or service to the Company. As used in this Section XIX, the “Company” shall mean the Company and the Subsidiaries.
          (b) Restricted Period. As used in this Section XIX, the “Restricted Period” means the period commencing on the Grant Date and ending six months following the date upon which Employee’s employment with or service to the Company and the Subsidiaries ceases (the “Trigger Date”).
          (c) Noncompetition. During the Restricted Period, the Participant will not engage in any business in any manner, directly or indirectly, individually or as a consultant to, or as an employee, officer, director, stockholder, partner or other owner or participant of, any entity that (a) is in competition with any business of the Company or any business in which, to the Participant’s knowledge, the Company had plans to engage or was considering engaging as of the Trigger Date, or (b) inevitably will result in the disclosure or use of the Company’s Confidential Information (defined below), in either case in any state in the United States where the Company does business as of the Trigger Date or where, to the Participant’s knowledge, the Company had plans to engage or was considering engaging as of the Trigger Date.
          (d) Nonsolicitation. As used in this Section XIX, “Solicitation” means, directly or indirectly, individually or as a consultant to, or as an employee, officer, director, stockholder, partner or other owner or participant of, any entity, (i) the solicitation of, inducement of, or attempt to induce, any employee, agent or consultant (including freelance writers and content providers) of the Company to leave the employ of, or stop providing services to, the Company; (ii) the offering or aiding another to offer employment to, or interfering or attempting to interfere with the Company’s relationship with, any employees or consultants (including freelance writers and content providers) of the Company; (iii) the solicitation of, or assistance to any entity or person in solicitation of, any customers or suppliers (including freelance writers and content providers) of the Company to discontinue doing business with the Company; or (iv) interfering with any relationship between the Company and any of its customers or suppliers (including freelance writers and content providers). During the Restricted Period, the Participant will not engage in or attempt to engage in any Solicitation, provided that Solicitation will not be considered to have occurred by the general advertising for or hiring of any employees by entities with which the Participant is associated, as long as he does not directly or indirectly (A) induce such employee to leave the Company, (B) contact such employee prior to his departure from the Company regarding employment, or (C) in the case of hiring such employee, control such entity or have any input in the decision to hire such employee.
          (e) Protection of the Company’s Confidential Information. As used in this Agreement, “Confidential Information” means all information that relates to the business,

technology, manner of operation, suppliers, customers, finances, employees, plans, proposals or practices of the Company or of any third parties doing business with the Company, and includes, without limitation, the identities of and other information regarding the Company’s suppliers, customers and prospects, supplier lists, employee information, business plans and proposals, software programs, marketing plans and proposals, technical plans and proposals, research and development, budgets and projections, nonpublic financial information, and all other information the Company designates as “confidential” or intends to keep as confidential or proprietary. Excluded from the definition of Confidential Information is information that is or becomes generally known to the public, other than through the breach of this Agreement by the Participant. For this purpose, information known or available generally within the trade or industry of the Company shall be deemed to be generally known to the public.
     The Participant understands and agrees that Confidential Information will be considered the trade secrets of the Company and will be entitled to all protections given by law to trade secrets and that the provisions of this Agreement apply to every form in which Confidential Information exists, including, without limitation, written or printed information, films, tapes, computer disks or data, or any other form of memory device, media or method by which information is stored or maintained. The Participant acknowledges that in the course of employment with the Company, he has received and may receive Confidential Information of the Company. The Participant further acknowledges that Confidential Information is a valuable, unique and special asset belonging to the Company. For these reasons, and except as otherwise directed by the Company, the Participant agrees, during his employment, and at all times after the termination of his employment with the Company, that he will not disclose or disseminate to anyone outside the Company, nor use for any purpose other than as required by his work for the Company, nor assist anyone else in any such disclosure or use of, any Confidential Information. Upon the Company’s request at any time and for any reason, the Participant shall immediately deliver to the Company all materials (including all soft and hard copies) in the Participant’s possession which contain or relate to Confidential Information.
          (f) Ownership of Intellectual Property. All inventions, modifications, discoveries, designs, developments, improvements, processes, software programs, works of authorship, documentation, formulae, data, techniques, know-how, trade secrets or intellectual property rights or any interest therein (for purposes of this Section XIX, the “Developments”) made by the Participant, either alone or in conjunction with others, at anytime or at any place during the Participant’s employment with the Company, whether or not reduced to writing or practice during such period of employment, which relate to the business in which the Company is engaged or, to the knowledge of the Participant, in which the Company intends to engage, shall be and hereby are the exclusive property of the Company without any further compensation to the Participant. In addition, without limiting the generality of the prior sentence, all Developments which are copyrightable work by the Participant are intended to be “work made for hire” as defined in Section 101 of the Copyright Act of 1976, and shall be and hereby are the property of the Company. The Participant shall promptly disclose any Developments to the Company. If any Development is not the property of the Company by operation of law, other provisions of this Agreement or otherwise, the Participant will, and hereby does, assign to the Company all right, title and interest in such Development, without further consideration, and will assist the Company and its nominees in every way, at the Company’s expense, to secure, maintain and defend the Company’s rights in such Development. The Participant shall sign all instruments necessary for the filing and prosecution of any applications for, or extension or renewals of, letters patent (or other intellectual property registrations or filings) of the United States or any foreign country which the Company desires to file and relates to any Development. The Participant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as such Participant’s agent and attorney-in-fact (which designation and appointment shall be deemed coupled with an interest and shall survive the Participant’s death or incapacity), to act for and in the Participant’s behalf to execute and file any such applications, extensions or renewals and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, other intellectual property registrations or filings, or such other similar documents with the same legal force and effect as if executed by the Participant.
Repayment of Proceeds. If Participant violates any provision of this XIX, then Participant shall be required to pay to the Company, within ten business days following the date on which Participant commits such violation, an amount equal to the aggregate proceeds, if any, Participant received upon the sale or other disposition of Participant’s Shares.
          (g) Equitable Relief. The Participant acknowledges that (i) the provisions of this Section XIX are essential to the Company; (ii) that the Company would not enter into this Agreement if it did not include this Section XIX; and (iii) that damages sustained by the Company as a result of a breach of this Section XIX cannot be adequately remedied by monetary damages. Furthermore, the Participant agrees that the Company, notwithstanding any other provision of this Agreement, and in addition to any other remedy it may have under this Agreement, or at law, will be entitled to injunctive and other equitable relief to prevent or curtail any breach of this Section XIX.
[SIGNATURE PAGE FOLLOWS]

Execution Copy
     IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Award Agreement as of the date first written above.

Archipelago Learning, Inc.
By:	/s/ James Walburg
	Name:	James Walburg
	Title:	Chief Financial Officer

Agreed and acknowledged as
of the date first above written:

/s/ Tim McEwen
Participant

Schedule I
123,902 Shares

EXHIBIT A
Stock Power
FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto Archipelago Learning, Inc. (the “Company”), _________________ (_____) shares of the common stock, par value $[   ] per share, of the Company standing in his/her/their/its name on the books of the Company represented by Certificate No. ________________ herewith and does hereby irrevocably constitute and appoint ________________________ his/her/their/its attorney-in-fact, with full power of substitution, to transfer such shares on the books of the Company.
Dated: __________________ Signature: ______________________
Print Name and Mailing Address

Instructions:	Please do not fill in any blanks other than the signature line and printed name and mailing address. Please print your name exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the forfeiture of the shares without requiring additional signatures on your part.

EXHIBIT B
Section 83(b) Election
This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.
(1)	The taxpayer who performed the services is:

Name:

Address:

Social Security Number:
(2)	The property with respect to which the election is being made is _________ shares of the common stock, par value $[ ] per share, of Archipelago Learning, Inc.

(3)	The transferor of the property is Archipelago Learning, Inc.

(4)	The property was issued on ________________.

(5)	The taxable year in which the election is being made is the calendar year 2009.

(6)	The property is subject to the following restrictions: Subject to the Participant’s continued employment or service, as the case may be, the property shall vest on the first date on which any of the property may be sold or otherwise disposed of by the Participant without restrictions, whether imposed by the Award Agreement, any other agreement, applicable law or written Company policy or rule (e.g. trading windows, blackout periods, etc.) or otherwise, after the date which is the earlier of (i) the date on which Providence Equity Investors V, L.P. and Providence Equity Investors V-A, L.P. (collectively, the “Providence Investors”) have collectively received an aggregate of at least $____ in cash (whether by dividends or sale proceeds) and/or property (at the fair market value of the property received on date of receipt as determined by the Committee), in respect of the Shares owned by them as of the date hereof and (ii) the ten (10) year anniversary of the Grant Date, if, in the case of this clause (ii), the sum of (x) the aggregate amount the Providence Investors have collectively received as of the ten (10) year anniversary of the Grant Date in cash (whether by dividends or sale proceeds) and/or property (at the fair market value of the property received on date of receipt as determined by the Committee), in respect of the Shares owned by them as of the date hereof plus (y) the amount the Providence Investors would receive if the Providence Investors were to sell or otherwise dispose of the Shares owned by them on the ten (10) year anniversary of the Grant Date at the average closing trading price of a Share over the twenty (20) trading day period prior to the ten (10) year anniversary of the Grant Date exceeds $___.

(7)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $___________ per share.

(8)	The amount paid for such property is $__________ per share.

(9)	A copy of this statement was furnished to Archipelago Learning, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(10)	This statement is executed on _______________.

Signature:

[Taxpayer’s name]

This election must be filed with the Internal Revenue Service Center with which taxpayer files his Federal income tax returns and must be made within thirty (30) days after the Grant Date. This filing should be made by registered or certified mail, return receipt requested. The Participant shall also provide a copy of such form to the Company promptly following its filing. The taxpayer should retain two (2) additional copies of the completed form for filing with Federal and state tax returns for the taxpayer’s current tax year and an additional copy for the taxpayer’s records.

Archipelago Learning, Inc.
2009 Omnibus Incentive Plan
RESTRICTED STOCK AWARD AGREEMENT
THIS RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) is made effective as of November 19, 2009 (the “Grant Date”) by and between Archipelago Learning, Inc., a Delaware corporation (with any successor, the “Company”), and Tim McEwen (the “Participant”).
RECITALS:
     WHEREAS, the Company has adopted the Archipelago Learning, Inc. 2009 Omnibus Incentive Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan;
     WHEREAS, the Company and the Participant are parties to that certain Contribution Agreement by and among the Company, the Participant and the other parties thereto dated as of the Grant Date (the “Contribution Agreement”) whereby the Participant agreed to contribute its shares of Archipelago Learning Holdings, LLC to the Company in exchange for, among other things, the Restricted Shares (defined below); and
     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the restricted stock provided for herein to the Participant pursuant to the Plan and the terms set forth herein.
NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:
     I. Restricted Stock Award. Subject to the terms and conditions of the Plan and this Agreement and pursuant to the Contribution Agreement, the Company hereby grants to the Participant the number of Shares set forth on Schedule I (the “Restricted Shares”), which shall vest and become nonforfeitable in accordance with Section III hereof.
     II. Certificates. Certificates representing the Restricted Shares shall be issued by the Company and shall be registered in the name of the Participant on the stock transfer books of the Company promptly following execution of this Agreement by the Participant, but shall remain in the physical custody of the Company or its designee at all times prior to the vesting of such Restricted Shares pursuant to Section III. As a condition to the receipt of this Agreement, the Participant shall deliver to the Company a Stock Power in the form attached hereto as Exhibit A, duly endorsed in blank, relating to the Restricted Shares. Each certificate of the Restricted Stock shall bear the following legend:
“The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Archipelago Learning, Inc. 2009 Omnibus Incentive Plan and a Restricted

Stock Award Agreement entered into between the registered owner and Archipelago Learning, Inc. Copies of such Plan and Agreement are on file in the executive offices of Archipelago Learning, Inc.”
As soon as administratively practicable following vesting (as described in Section III), and upon the satisfaction of all other applicable conditions, including, but not limited to, the payment by the Participant of all applicable withholding taxes, the Company shall deliver or cause to be delivered to the Participant a certificate or certificates for the applicable shares of Restricted Stock which shall not bear the legend.
     III. Vesting.
          (a) Vesting Schedule. Subject to the Participant’s continued employment or service, as the case may be, the Restricted Shares shall vest on the first date on which any of the Restricted Shares may be sold or otherwise disposed of by the Participant without restrictions, whether imposed by this Agreement, any other agreement, applicable law or written Company policy or rule (e.g. trading windows, blackout periods, etc.) or otherwise, after the date which is the earlier of (i) the date on which Providence Equity Investors V, L.P. and Providence Equity Investors V-A, L.P. (collectively, the “Providence Investors”) have collectively received an aggregate of at least $183,179,530 in cash (together with fees and expenses paid in connection with any transaction in which such cash is received) (whether by dividends or sale proceeds) and/or property (at the fair market value of the property received on date of receipt as determined by the Committee), in respect of the Shares owned by them as of the date hereof and (ii) the ten (10) year anniversary of the Grant Date, if, in the case of this clause (ii), the sum of (x) the aggregate amount the Providence Investors have collectively received as of the ten (10) year anniversary of the Grant Date in cash (together with fees and expenses paid in connection with any transaction in which such cash is received) (whether by dividends or sale proceeds) and/or property (at the fair market value of the property received on date of receipt as determined by the Committee), in respect of the Shares owned by them as of the date hereof plus (y) the amount the Providence Investors would receive if the Providence Investors were to sell or otherwise dispose of the Shares owned by them on the ten (10) year anniversary of the Grant Date at the average closing trading price of a Share over the twenty (20) trading day period prior to the ten (10) year anniversary of the Grant Date exceeds $183,179,530.
          (b) Forfeiture. If the Participant’s employment or service, as the case may be, is terminated for any reason other than a termination by the Company without Cause, the Restricted Shares, to the extent not then vested, shall be forfeited by the Participant without consideration. If the Participant’s employment or service, as the case may be, is terminated by the Company without Cause, the Restricted Shares, to the extent not then vested, shall be forfeited by the Participant without consideration on the one (1) year anniversary of the date of termination. The Restricted Shares, to the extent not then vested, shall expire upon the ten (10) year anniversary of the Grant Date.
     IV. Rights as a Stockholder. The Participant (A) hereby irrevocably appoints the Company or its designee as his agent and attorney-in-fact (with full power of substitution), (B) grants to the designee of the Company a proxy to vote the Restricted Shares held by such Participant during the period between the Grant Date and the date the Restricted Shares vest (the “Restricted Period”), and (C) authorizes the designee of the Company to transfer such shares as provided in this Agreement, until such time as all restrictions imposed on such shares pursuant to the Plan and this Agreement have expired or have been terminated, if earlier.
     V. No Right to Continued Service. The granting of the Restricted Shares evidenced hereby and this Agreement shall impose no obligation on the Company or any Affiliate to continue the employment or service of the Participant and shall not lessen or affect any right that the Company or any Affiliate may have to terminate the employment or service of such Participant.
     VI. Securities Laws/Legend on Certificates. The issuance and delivery of Restricted Shares shall comply with all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. If the Company deems it necessary to ensure that the issuance of securities under the Plan is not required to be registered under any applicable securities laws, each Participant to whom such security would be issued shall deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company which satisfies such requirements. The certificates representing the Restricted Shares shall be subject to such stop transfer orders and other restrictions as the Committee may deem reasonably advisable, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
     VII. Transferability. The Restricted Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Restricted Shares to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.
     VIII. Adjustment of Restricted Shares. Adjustments to the Restricted Shares shall be made in accordance with the terms of the Plan.
     IX. Withholding. The Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under the Award or otherwise, or require the Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Agreement. With respect to required withholding, the Participant may elect (subject to the Company’s automatic withholding right set out above), subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.
     X. Notices. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or within three (3) days of deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company, Attention: General Counsel, at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.
     XI. Entire Agreement. This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.
     XII. Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.
     XIII. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Participant, the Participant’s assigns and the legal representatives, heirs and legatees of the Participant’s estate, whether or not any such person shall have become a party to this Agreement and agreed in writing to be joined herein and be bound by the terms hereof.
     XIV. Choice of Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.
          SUBJECT TO THE TERMS OF THIS AGREEMENT, THE PARTIES AGREE THAT ANY AND ALL ACTIONS ARISING UNDER OR IN RESPECT OF THIS AGREEMENT SHALL BE LITIGATED IN THE FEDERAL OR STATE COURTS IN DELAWARE. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS FOR ITSELF, HIMSELF OR HERSELF AND IN RESPECT OF ITS, HIS OR HER PROPERTY WITH RESPECT TO SUCH ACTION. EACH PARTY AGREES THAT VENUE WOULD BE PROPER IN ANY OF SUCH COURTS, AND HEREBY WAIVES ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION.
     EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.
     XV. Restricted Shares Subject to Plan. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Restricted Shares are subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. The Participant has had the opportunity to retain counsel, and has read carefully, and understands, the provisions of the Plan and this Agreement.
     XVI. Section 83(b) Election. In the event the Participant determines to make an election with the Internal Revenue Service (the “IRS”) under Section 83(b) of the Code and the regulations promulgated thereunder (the “83(b) Election”), the Participant shall provide a copy of such form to the Company promptly following its filing, which is required under current law to be filed with the IRS no later than 30 days after the Grant Date of the Restricted Shares. The form for making an 83(b) Election is attached hereto as Exhibit B. The Participant is advised to consult with his or her own tax advisors regarding the purchase and holding of the Restricted Shares, and the Company shall bear no liability for any consequence of the Participant making an 83(b) Election or failing to make an 83(b) Election.
     XVII. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
     XVIII. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     XIX. Noncompetition; Nonsolicitation, Protection of Confidential Information.
          (a) Applicability. This Section XIX will survive the termination of this Agreement and the Participant’s employment with or service to the Company. As used in this Section XIX, the “Company” shall mean the Company and the Subsidiaries.
          (b) Restricted Period. As used in this Section XIX, the “Restricted Period” means the period commencing on the Grant Date and ending six months following the date upon which Employee’s employment with or service to the Company and the Subsidiaries ceases (the “Trigger Date”).
          (c) Noncompetition. During the Restricted Period, the Participant will not engage in any business in any manner, directly or indirectly, individually or as a consultant to, or as an employee, officer, director, stockholder, partner or other owner or participant of, any entity that (a) is in competition with any business of the Company or any business in which, to the Participant’s knowledge, the Company had plans to engage or was considering engaging as of the Trigger Date, or (b) inevitably will result in the disclosure or use of the Company’s Confidential Information (defined below), in either case in any state in the United States where the Company does business as of the Trigger Date or where, to the Participant’s knowledge, the Company had plans to engage or was considering engaging as of the Trigger Date.
          (d) Nonsolicitation. As used in this Section XIX, “Solicitation” means, directly or indirectly, individually or as a consultant to, or as an employee, officer, director, stockholder, partner or other owner or participant of, any entity, (i) the solicitation of, inducement of, or attempt to induce, any employee, agent or consultant (including freelance writers and content providers) of the Company to leave the employ of, or stop providing services to, the Company; (ii) the offering or aiding another to offer employment to, or interfering or attempting to interfere with the Company’s relationship with, any employees or consultants (including freelance writers and content providers) of the Company; (iii) the solicitation of, or assistance to any entity or person in solicitation of, any customers or suppliers (including freelance writers and content providers) of the Company to discontinue doing business with the Company; or (iv) interfering with any relationship between the Company and any of its customers or suppliers (including freelance writers and content providers). During the Restricted Period, the Participant will not engage in or attempt to engage in any Solicitation, provided that Solicitation will not be considered to have occurred by the general advertising for or hiring of any employees by entities with which the Participant is associated, as long as he does not directly or indirectly (A) induce such employee to leave the Company, (B) contact such employee prior to his departure from the Company regarding employment, or (C) in the case of hiring such employee, control such entity or have any input in the decision to hire such employee.
          (e) Protection of the Company’s Confidential Information. As used in this Agreement, “Confidential Information” means all information that relates to the business, technology, manner of operation, suppliers, customers, finances, employees, plans, proposals or practices of the Company or of any third parties doing business with the Company, and includes, without limitation, the identities of and other information regarding the Company’s suppliers, customers and prospects, supplier lists, employee information, business plans and proposals, software programs, marketing plans and proposals, technical plans and proposals, research and development, budgets and projections, nonpublic financial information, and all other information the Company designates as “confidential” or intends to keep as confidential or proprietary. Excluded from the definition of Confidential Information is information that is or becomes generally known to the public, other than through the breach of this Agreement by the Participant. For this purpose, information known or available generally within the trade or industry of the Company shall be deemed to be generally known to the public.
     The Participant understands and agrees that Confidential Information will be considered the trade secrets of the Company and will be entitled to all protections given by law to trade secrets and that the provisions of this Agreement apply to every form in which Confidential Information exists, including, without limitation, written or printed information, films, tapes, computer disks or data, or any other form of memory device, media or method by which information is stored or maintained. The Participant acknowledges that in the course of employment with the Company, he has received and may receive Confidential Information of the Company. The Participant further acknowledges that Confidential Information is a valuable, unique and special asset belonging to the Company. For these reasons, and except as otherwise directed by the Company, the Participant agrees, during his employment, and at all times after the termination of his employment with the Company, that he will not disclose or disseminate to anyone outside the Company, nor use for any purpose other than as required by his work for the Company, nor assist anyone else in any such disclosure or use of, any Confidential Information. Upon the Company’s request at any time and for any reason, the Participant shall immediately deliver to the Company all materials (including all soft and hard copies) in the Participant’s possession which contain or relate to Confidential Information.
          (f) Ownership of Intellectual Property. All inventions, modifications, discoveries, designs, developments, improvements, processes, software programs, works of authorship, documentation, formulae, data, techniques, know-how, trade secrets or intellectual property rights or any interest therein (for purposes of this Section XIX, the “Developments”) made by the Participant, either alone or in conjunction with others, at anytime or at any place during the Participant’s employment with the Company, whether or not reduced to writing or practice during such period of employment, which relate to the business in which the Company is engaged or, to the knowledge of the Participant, in which the Company intends to engage, shall be and hereby are the exclusive property of the Company without any further compensation to the Participant. In addition, without limiting the generality of the prior sentence, all Developments which are copyrightable work by the Participant are intended to be “work made for hire” as defined in Section 101 of the Copyright Act of 1976, and shall be and hereby are the property of the Company. The Participant shall promptly disclose any Developments to the Company. If any Development is not the property of the Company by operation of law, other provisions of this Agreement or otherwise, the Participant will, and hereby does, assign to the Company all right, title and interest in such Development, without further consideration, and will assist the Company and its nominees in every way, at the Company’s expense, to secure, maintain and defend the Company’s rights in such Development. The Participant shall sign all instruments necessary for the filing and prosecution of any applications for, or extension or renewals of, letters patent (or other intellectual property registrations or filings) of the United States or any foreign country which the Company desires to file and relates to any Development. The Participant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as such Participant’s agent and attorney-in-fact (which designation and appointment shall be deemed coupled with an interest and shall survive the Participant’s death or incapacity), to act for and in the Participant’s behalf to execute and file any such applications, extensions or renewals and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, other intellectual property registrations or filings, or such other similar documents with the same legal force and effect as if executed by the Participant.
Repayment of Proceeds. If Participant violates any provision of this XIX, then Participant shall be required to pay to the Company, within ten business days following the date on which Participant commits such violation, an amount equal to the aggregate proceeds, if any, Participant received upon the sale or other disposition of Participant’s Shares.
          (g) Equitable Relief. The Participant acknowledges that (i) the provisions of this Section XIX are essential to the Company; (ii) that the Company would not enter into this Agreement if it did not include this Section XIX; and (iii) that damages sustained by the Company as a result of a breach of this Section XIX cannot be adequately remedied by monetary damages. Furthermore, the Participant agrees that the Company, notwithstanding any other provision of this Agreement, and in addition to any other remedy it may have under this Agreement, or at law, will be entitled to injunctive and other equitable relief to prevent or curtail any breach of this Section XIX.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Award Agreement as of the date first written above.

Archipelago Learning, Inc.
By:	/s/ James Walburg
	Name:	James Walburg
	Title:	Chief Finanical Officer

Agreed and acknowledged as of the date first above written:
/s/ Tim McEwen
Participant

Schedule I
123,903 Shares

EXHIBIT A
Stock Power
FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto Archipelago Learning, Inc. (the “Company”), _________________ (_____) shares of the common stock, par value $[ ] per share, of the Company standing in his/her/their/its name on the books of the Company represented by Certificate No. ________________ herewith and does hereby irrevocably constitute and appoint ________________________ his/her/their/its attorney-in-fact, with full power of substitution, to transfer such shares on the books of the Company.
Dated: __________________ Signature: ______________________
Print Name and Mailing Address

Instructions:	Please do not fill in any blanks other than the signature line and printed name and mailing address. Please print your name exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the forfeiture of the shares without requiring additional signatures on your part.

EXHIBIT B
Section 83(b) Election
This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.
(1)	The taxpayer who performed the services is:

Name:
Address:
Social Security Number:
(2)	The property with respect to which the election is being made is _________ shares of the common stock, par value $[ ] per share, of Archipelago Learning, Inc.

(3)	The transferor of the property is Archipelago Learning, Inc.

(4)	The property was issued on ________________.

(5)	The taxable year in which the election is being made is the calendar year 2009.

(6)	The property is subject to the following restrictions: Subject to the Participant’s continued employment or service, as the case may be, the property shall vest on the first date on which any of the property may be sold or otherwise disposed of by the Participant without restrictions, whether imposed by the Award Agreement, any other agreement, applicable law or written Company policy or rule (e.g. trading windows, blackout periods, etc.) or otherwise, after the date which is the earlier of (i) the date on which Providence Equity Investors V, L.P. and Providence Equity Investors V-A, L.P. (collectively, the “Providence Investors”) have collectively received an aggregate of at least $____ in cash (whether by dividends or sale proceeds) and/or property (at the fair market value of the property received on date of receipt as determined by the Committee), in respect of the Shares owned by them as of the date hereof and (ii) the ten (10) year anniversary of the Grant Date, if, in the case of this clause (ii), the sum of (x) the aggregate amount the Providence Investors have collectively received as of the ten (10) year anniversary of the Grant Date in cash (whether by dividends or sale proceeds) and/or property (at the fair market value of the property received on date of receipt as determined by the Committee), in respect of the Shares owned by them as of the date hereof plus (y) the amount the Providence Investors would receive if the Providence Investors were to sell or otherwise dispose of the Shares owned by them on the ten (10) year anniversary of the Grant Date at the average closing trading price of a Share over the twenty (20) trading day period prior to the ten (10) year anniversary of the Grant Date exceeds $___.

(7)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $___________ per share.

(8)	The amount paid for such property is $__________ per share.

(9)	A copy of this statement was furnished to Archipelago Learning, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(10)	This statement is executed on _______________.

Signature:

[Taxpayer’s name]

This election must be filed with the Internal Revenue Service Center with which taxpayer files his Federal income tax returns and must be made within thirty (30) days after the Grant Date. This filing should be made by registered or certified mail, return receipt requested. The Participant shall also provide a copy of such form to the Company promptly following its filing. The taxpayer should retain two (2) additional copies of the completed form for filing with Federal and state tax returns for the taxpayer’s current tax year and an additional copy for the taxpayer’s records.

Archipelago Learning, Inc.
2009 Omnibus Incentive Plan
RESTRICTED STOCK AWARD AGREEMENT
THIS RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) is made effective as of November 19, 2009 (the “Grant Date”) by and between Archipelago Learning, Inc., a Delaware corporation (with any successor, the “Company”), and Tim McEwen (the “Participant”).
RECITALS:
     WHEREAS, the Company has adopted the Archipelago Learning, Inc. 2009 Omnibus Incentive Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan;
     WHEREAS, the Company and the Participant are parties to that certain Contribution Agreement by and among the Company, the Participant and the other parties thereto dated as of the Grant Date (the “Contribution Agreement”) whereby the Participant agreed to contribute its shares of Archipelago Learning Holdings, LLC to the Company in exchange for, among other things, the Restricted Shares (defined below); and
     WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the restricted stock provided for herein to the Participant pursuant to the Plan and the terms set forth herein.
NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:
     I. Restricted Stock Award. Subject to the terms and conditions of the Plan and this Agreement and pursuant to the Contribution Agreement, the Company hereby grants to the Participant the number of Shares set forth on Schedule I (the “Restricted Shares”), which shall vest and become nonforfeitable in accordance with Section III hereof.
     II. Certificates. Certificates representing the Restricted Shares shall be issued by the Company and shall be registered in the name of the Participant on the stock transfer books of the Company promptly following execution of this Agreement by the Participant, but shall remain in the physical custody of the Company or its designee at all times prior to the vesting of such Restricted Shares pursuant to Section III. As a condition to the receipt of this Agreement, the Participant shall deliver to the Company a Stock Power in the form attached hereto as Exhibit A, duly endorsed in blank, relating to the Restricted Shares. Each certificate of the Restricted Stock shall bear the following legend:
“The ownership and transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Archipelago Learning, Inc. 2009 Omnibus Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and

Archipelago Learning, Inc. Copies of such Plan and Agreement are on file in the executive offices of Archipelago Learning, Inc.”
As soon as administratively practicable following vesting (as described in Section III), and upon the satisfaction of all other applicable conditions, including, but not limited to, the payment by the Participant of all applicable withholding taxes, the Company shall deliver or cause to be delivered to the Participant a certificate or certificates for the applicable shares of Restricted Stock which shall not bear the legend.
     III. Vesting.
          (c) Vesting Schedule. Subject to the Participant’s continued employment or service, as the case may be, the Restricted Shares shall vest on the first date on which any of the Restricted Shares may be sold or otherwise disposed of by the Participant without restrictions, whether imposed by this Agreement, any other agreement, applicable law or written Company policy or rule (e.g. trading windows, blackout periods, etc.) or otherwise, after the date which is the earlier of (i) the date on which Providence Equity Investors V, L.P. and Providence Equity Investors V-A, L.P. (collectively, the “Providence Investors”) have collectively received an aggregate of at least $244,868,369 in cash (together with fees and expenses paid in connection with any transaction in which such cash is received) (whether by dividends or sale proceeds) and/or property (at the fair market value of the property received on date of receipt as determined by the Committee), in respect of the Shares owned by them as of the date hereof and (ii) the ten (10) year anniversary of the Grant Date, if, in the case of this clause (ii), the sum of (x) the aggregate amount the Providence Investors have collectively received as of the ten (10) year anniversary of the Grant Date in cash (together with fees and expenses paid in connection with any transaction in which such cash is received) (whether by dividends or sale proceeds) and/or property (at the fair market value of the property received on date of receipt as determined by the Committee), in respect of the Shares owned by them as of the date hereof plus (y) the amount the Providence Investors would receive if the Providence Investors were to sell or otherwise dispose of the Shares owned by them on the ten (10) year anniversary of the Grant Date at the average closing trading price of a Share over the twenty (20) trading day period prior to the ten (10) year anniversary of the Grant Date exceeds $244,868,369.
          (d) Forfeiture. If the Participant’s employment or service, as the case may be, is terminated for any reason other than a termination by the Company without Cause, the Restricted Shares, to the extent not then vested, shall be forfeited by the Participant without consideration. If the Participant’s employment or service, as the case may be, is terminated by the Company without Cause, the Restricted Shares, to the extent not then vested, shall be forfeited by the Participant without consideration on the one (1) year anniversary of the date of termination. The Restricted Shares, to the extent not then vested, shall expire upon the ten (10) year anniversary of the Grant Date.
     IV. Rights as a Stockholder. The Participant (A) hereby irrevocably appoints the Company or its designee as his agent and attorney-in-fact (with full power of substitution), (B) grants to the designee of the Company a proxy to vote the Restricted Shares held by such Participant during the period between the Grant Date and the date the Restricted Shares vest (the “Restricted Period”), and (C) authorizes the designee of the Company to transfer such shares as provided in this Agreement, until such time as all restrictions imposed on such shares pursuant to the Plan and this Agreement have expired or have been terminated, if earlier.

     V. No Right to Continued Service. The granting of the Restricted Shares evidenced hereby and this Agreement shall impose no obligation on the Company or any Affiliate to continue the employment or service of the Participant and shall not lessen or affect any right that the Company or any Affiliate may have to terminate the employment or service of such Participant.
     VI. Securities Laws/Legend on Certificates. The issuance and delivery of Restricted Shares shall comply with all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. If the Company deems it necessary to ensure that the issuance of securities under the Plan is not required to be registered under any applicable securities laws, each Participant to whom such security would be issued shall deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company which satisfies such requirements. The certificates representing the Restricted Shares shall be subject to such stop transfer orders and other restrictions as the Committee may deem reasonably advisable, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
     VII. Transferability. The Restricted Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Restricted Shares to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.
     VIII. Adjustment of Restricted Shares. Adjustments to the Restricted Shares shall be made in accordance with the terms of the Plan.
     IX. Withholding. The Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under the Award or otherwise, or require the Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Agreement. With respect to required withholding, the Participant may elect (subject to the Company’s automatic withholding right set out above), subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction.
     X. Notices. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or within three (3) days of deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company, Attention: General Counsel, at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

     XI. Entire Agreement. This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.
     XII. Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.
     XIII. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Participant, the Participant’s assigns and the legal representatives, heirs and legatees of the Participant’s estate, whether or not any such person shall have become a party to this Agreement and agreed in writing to be joined herein and be bound by the terms hereof.
     XIV. Choice of Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.
          SUBJECT TO THE TERMS OF THIS AGREEMENT, THE PARTIES AGREE THAT ANY AND ALL ACTIONS ARISING UNDER OR IN RESPECT OF THIS AGREEMENT SHALL BE LITIGATED IN THE FEDERAL OR STATE COURTS IN DELAWARE. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS FOR ITSELF, HIMSELF OR HERSELF AND IN RESPECT OF ITS, HIS OR HER PROPERTY WITH RESPECT TO SUCH ACTION. EACH PARTY AGREES THAT VENUE WOULD BE PROPER IN ANY OF SUCH COURTS, AND HEREBY WAIVES ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION.
     EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.
     XV. Restricted Shares Subject to Plan. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Restricted Shares are subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. The Participant has had the opportunity to retain counsel, and has read carefully, and understands, the provisions of the Plan and this Agreement.
     XVI. Section 83(b) Election. In the event the Participant determines to make an election with the Internal Revenue Service (the “IRS”) under Section 83(b) of the Code and the regulations promulgated thereunder (the “83(b) Election”), the Participant shall provide a copy of such form to the Company promptly following its filing, which is required under current law to be filed with the IRS no later than 30 days after the Grant Date of the Restricted Shares. The form for making an 83(b) Election is attached hereto as Exhibit B. The Participant is advised to consult with his or her own tax advisors regarding the purchase and holding of the Restricted Shares, and the Company shall bear no liability for any consequence of the Participant making an 83(b) Election or failing to make an 83(b) Election.
     XVII. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
     XVIII. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     XIX. Noncompetition; Nonsolicitation, Protection of Confidential Information.
          (a) Applicability. This Section XIX will survive the termination of this Agreement and the Participant’s employment with or service to the Company. As used in this Section XIX, the “Company” shall mean the Company and the Subsidiaries.
          (b) Restricted Period. As used in this Section XIX, the “Restricted Period” means the period commencing on the Grant Date and ending six months following the date upon which Employee’s employment with or service to the Company and the Subsidiaries ceases (the “Trigger Date”).
          (c) Noncompetition. During the Restricted Period, the Participant will not engage in any business in any manner, directly or indirectly, individually or as a consultant to, or as an employee, officer, director, stockholder, partner or other owner or participant of, any entity that (a) is in competition with any business of the Company or any business in which, to the Participant’s knowledge, the Company had plans to engage or was considering engaging as of the Trigger Date, or (b) inevitably will result in the disclosure or use of the Company’s Confidential Information (defined below), in either case in any state in the United States where the Company does business as of the Trigger Date or where, to the Participant’s knowledge, the Company had plans to engage or was considering engaging as of the Trigger Date.
          (d) Nonsolicitation. As used in this Section XIX, “Solicitation” means, directly or indirectly, individually or as a consultant to, or as an employee, officer, director, stockholder, partner or other owner or participant of, any entity, (i) the solicitation of, inducement of, or attempt to induce, any employee, agent or consultant (including freelance writers and content providers) of the Company to leave the employ of, or stop providing services to, the Company; (ii) the offering or aiding another to offer employment to, or interfering or attempting to interfere with the Company’s relationship with, any employees or consultants (including freelance writers and content providers) of the Company; (iii) the solicitation of, or assistance to any entity or person in solicitation of, any customers or suppliers (including freelance writers and content providers) of the Company to discontinue doing business with the Company; or (iv) interfering with any relationship between the Company and any of its customers or suppliers (including freelance writers and content providers). During the Restricted Period, the Participant will not engage in or attempt to engage in any Solicitation, provided that Solicitation will not be considered to have occurred by the general advertising for or hiring of any employees by entities with which the Participant is associated, as long as he does not directly or indirectly (A) induce such employee to leave the Company, (B) contact such employee prior to his departure from the

Company regarding employment, or (C) in the case of hiring such employee, control such entity or have any input in the decision to hire such employee.
          (e) Protection of the Company’s Confidential Information. As used in this Agreement, “Confidential Information” means all information that relates to the business, technology, manner of operation, suppliers, customers, finances, employees, plans, proposals or practices of the Company or of any third parties doing business with the Company, and includes, without limitation, the identities of and other information regarding the Company’s suppliers, customers and prospects, supplier lists, employee information, business plans and proposals, software programs, marketing plans and proposals, technical plans and proposals, research and development, budgets and projections, nonpublic financial information, and all other information the Company designates as “confidential” or intends to keep as confidential or proprietary. Excluded from the definition of Confidential Information is information that is or becomes generally known to the public, other than through the breach of this Agreement by the Participant. For this purpose, information known or available generally within the trade or industry of the Company shall be deemed to be generally known to the public.
     The Participant understands and agrees that Confidential Information will be considered the trade secrets of the Company and will be entitled to all protections given by law to trade secrets and that the provisions of this Agreement apply to every form in which Confidential Information exists, including, without limitation, written or printed information, films, tapes, computer disks or data, or any other form of memory device, media or method by which information is stored or maintained. The Participant acknowledges that in the course of employment with the Company, he has received and may receive Confidential Information of the Company. The Participant further acknowledges that Confidential Information is a valuable, unique and special asset belonging to the Company. For these reasons, and except as otherwise directed by the Company, the Participant agrees, during his employment, and at all times after the termination of his employment with the Company, that he will not disclose or disseminate to anyone outside the Company, nor use for any purpose other than as required by his work for the Company, nor assist anyone else in any such disclosure or use of, any Confidential Information. Upon the Company’s request at any time and for any reason, the Participant shall immediately deliver to the Company all materials (including all soft and hard copies) in the Participant’s possession which contain or relate to Confidential Information.
          (f) Ownership of Intellectual Property. All inventions, modifications, discoveries, designs, developments, improvements, processes, software programs, works of authorship, documentation, formulae, data, techniques, know-how, trade secrets or intellectual property rights or any interest therein (for purposes of this Section XIX, the “Developments”) made by the Participant, either alone or in conjunction with others, at anytime or at any place during the Participant’s employment with the Company, whether or not reduced to writing or practice during such period of employment, which relate to the business in which the Company is engaged or, to the knowledge of the Participant, in which the Company intends to engage, shall be and hereby are the exclusive property of the Company without any further compensation to the Participant. In addition, without limiting the generality of the prior sentence, all Developments which are copyrightable work by the Participant are intended to be “work made for hire” as defined in Section 101 of the Copyright Act of 1976, and shall be and hereby are the property of the Company. The Participant shall promptly disclose any Developments to the Company. If any Development is not the property of the Company by operation of law, other provisions of this Agreement or otherwise, the Participant will, and hereby does, assign to the Company all right, title and interest in such Development, without further consideration, and will assist the Company and its nominees in every way, at the Company’s expense, to secure, maintain and defend the Company’s rights in such Development. The Participant shall sign all instruments necessary for the filing and prosecution of any applications for, or extension or renewals of, letters patent (or other intellectual property registrations or filings) of the United States or any foreign country which the Company desires to file and relates to any Development. The Participant hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as such Participant’s agent and attorney-in-fact (which designation and appointment shall be deemed coupled with an interest and shall survive the Participant’s death or incapacity), to act for and in the Participant’s behalf to execute and file any such applications, extensions or renewals and to do all other lawfully permitted acts to further the prosecution and issuance of such letters patent, other intellectual property registrations or filings, or such other similar documents with the same legal force and effect as if executed by the Participant.
Repayment of Proceeds. If Participant violates any provision of this XIX, then Participant shall be required to pay to the Company, within ten business days following the date on which Participant commits such violation, an amount equal to the aggregate proceeds, if any, Participant received upon the sale or other disposition of Participant’s Shares.
          (g) Equitable Relief. The Participant acknowledges that (i) the provisions of this Section XIX are essential to the Company; (ii) that the Company would not enter into this Agreement if it did not include this Section XIX; and (iii) that damages sustained by the Company as a result of a breach of this Section XIX cannot be adequately remedied by monetary damages. Furthermore, the Participant agrees that the Company, notwithstanding any other provision of this Agreement, and in addition to any other remedy it may have under this Agreement, or at law, will be entitled to injunctive and other equitable relief to prevent or curtail any breach of this Section XIX.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Award Agreement as of the date first written above.

Archipelago Learning, Inc.
By:	/s/ James Walburg
	Name:	James Walburg
	Title:	Chief Finanical Officer

Agreed and acknowledged as of the date first above written:
/s/ Tim McEwen
Participant

Schedule I
123,903 Shares

EXHIBIT A
Stock Power
FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto Archipelago Learning, Inc. (the “Company”), _________________ (_____) shares of the common stock, par value $[     ] per share, of the Company standing in his/her/their/its name on the books of the Company represented by Certificate No. ________________ herewith and does hereby irrevocably constitute and appoint ________________________ his/her/their/its attorney-in-fact, with full power of substitution, to transfer such shares on the books of the Company.
Dated: __________________ Signature: ______________________
Print Name and Mailing Address
______________________
______________________
_____________________
Instructions:	Please do not fill in any blanks other than the signature line and printed name and mailing address. Please print your name exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the forfeiture of the shares without requiring additional signatures on your part.

EXHIBIT B
Section 83(b) Election
This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.
(1)	The taxpayer who performed the services is:
Name:

Address:

Social Security Number:
(2)	The property with respect to which the election is being made is _________ shares of the common stock, par value $[ ] per share, of Archipelago Learning, Inc.

(3)	The transferor of the property is Archipelago Learning, Inc.

(4)	The property was issued on ________________.

(5)	The taxable year in which the election is being made is the calendar year 2009.

(6)	The property is subject to the following restrictions: Subject to the Participant’s continued employment or service, as the case may be, the property shall vest on the first date on which any of the property may be sold or otherwise disposed of by the Participant without restrictions, whether imposed by the Award Agreement, any other agreement, applicable law or written Company policy or rule (e.g. trading windows, blackout periods, etc.) or otherwise, after the date which is the earlier of (i) the date on which Providence Equity Investors V, L.P. and Providence Equity Investors V-A, L.P. (collectively, the “Providence Investors”) have collectively received an aggregate of at least $____ in cash (whether by dividends or sale proceeds) and/or property (at the fair market value of the property received on date of receipt as determined by the Committee), in respect of the Shares owned by them as of the date hereof and (ii) the ten (10) year anniversary of the Grant Date, if, in the case of this clause (ii), the sum of (x) the aggregate amount the Providence Investors have collectively received as of the ten (10) year anniversary of the Grant Date in cash (whether by dividends or sale proceeds) and/or property (at the fair market value of the property received on date of receipt as determined by the Committee), in respect of the Shares owned by them as of the date hereof plus (y) the amount the Providence Investors would receive if the Providence Investors were to sell or otherwise dispose of the Shares owned by them on the ten (10) year anniversary of the Grant Date at the average closing trading price of a Share over the twenty (20) trading day period prior to the ten (10) year anniversary of the Grant Date exceeds $___.

(7)	The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $___________ per share.

(8)	The amount paid for such property is $__________ per share.

(9)	A copy of this statement was furnished to Archipelago Learning, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(10)	This statement is executed on _______________.

Signature:

[Taxpayer’s name]

This election must be filed with the Internal Revenue Service Center with which taxpayer files his Federal income tax returns and must be made within thirty (30) days after the Grant Date. This filing should be made by registered or certified mail, return receipt requested. The Participant shall also provide a copy of such form to the Company promptly following its filing. The taxpayer should retain two (2) additional copies of the completed form for filing with Federal and state tax returns for the taxpayer’s current tax year and an additional copy for the taxpayer’s records.